UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2004

ANIMAS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50674	23-2860912
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

200 LAWRENCE DRIVE, WEST CHESTER, PA	19380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 644-8990

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 20, 2004, Animas Corporation (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2004. In the release, the Company also provided guidance as to its future performance. A copy of that release is being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this form.

On October 20, 2004, the Company also held a conference call and simultaneous webcast in which a presentation was made regarding its financial results for the fiscal quarter ended September 30, 2004. On the conference call, the Company again provided guidance as to its future performance. A copy of the transcript of the conference call and subsequent question and answer session is being furnished to the SEC as Exhibit 99.2 to this form.

The press release and conference call transcript include “non-GAAP financial measures” within the meaning of the SEC’s Regulation G. With respect to such non-GAAP financial measures, the Company has disclosed in each of the press release and conference call transcript, respectively, the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure.

In the Company’s results of operations for the three and nine months ended September 30, 2004, the Company presented non-GAAP financial measures that eliminated the effect of the recognition of deferred net revenues and the associated cost of products sold relating to the Company’s pump upgrade program. The Company’s management believes that presentation of these non-GAAP financial measures provides useful information to investors regarding the Company’s results of operations because it presents a more realistic comparison of the demand for its products generated in the three and nine months ended September 30, 2004 to that of the same periods in the prior year.

A copy of the press release and conference call transcript that are attached as exhibits hereto are incorporated by reference into this Item 2.02. The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following press release and conference call presentation transcript are included as exhibits to this report furnished under Item 2.02:

Exhibit No.	Description
99.1	Press Release, dated as of October 20, 2004

99.2	October 20, 2004 Conference Call Presentation Transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Animas Corporation
(Registrant)

DATE: October 26, 2004	By:	/s/ Richard Baron

	Name	Richard Baron
	Title	Vice President – Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of October 20, 2004

99.2	October 20, 2004 Conference Call Presentation Transcript